4. Loan Servicing	12 Months Ended
Dec. 31, 2013
Transfers and Servicing of Financial Assets [Abstract]
Note 4. Loan Servicing

Mortgage loans serviced for others are not included in the accompanying consolidated balance sheets. The unpaid principal balances of mortgage loans serviced for others were $193,751,501 and $198,438,802 at December 31, 2013 and 2012, respectively. Net gain realized on the sale of loans was $778,203 and $1,375,689 for the years ended December 31, 2013 and 2012, respectively.

Changes in mortgage servicing rights for the years ended December 31 are summarized as follows:

	2013	2012

Balance at beginning of year	$1,009,623	$1,097,442
Mortgage servicing rights capitalized	274,253	406,807
Mortgage servicing rights amortized	(317,865)	(409,584)
Change in valuation allowance	363,068	(85,042)
Balance at end of year	$1,329,079	$1,009,623